EXHIBIT 10.48
                                  -------------

                       ACTION PERFORMANCE COMPANIES, INC.
                             2401 West First Street
                              Tempe, Arizona 85281


                                                                January 16, 1997



Hasbro, Inc.
1027 Newport Avenue
Pawtucket, Rhode Island  02886-1059

Gentlemen:

                  We have entered into a License Agreement with you. Each of us contemplated executing a warrant and a put agreement in connection with executing the License Agreement. As a result of various factors, however, we mutually determined prior to executing the License Agreement that we would sell to you and you would purchase from us shares of our Common Stock on the terms set forth herein in lieu of the warrant and put. The following sets forth our mutual understandings regarding the purchase of shares of our Common Stock.

                  1. Sale of the Shares. We will sell to you, upon the terms and conditions hereinafter set forth, free and clear of all liens, pledges, claims, and encumbrances of every kind, nature and description, and you will purchase from us, 187,500 shares (the "Shares") of common stock, par value $.01 per share, of Action Performance Companies, Inc. (the "Company").

                  2. Purchase Price. You will pay to us the sum of $14.50 for each Share purchased hereunder, and we will cause our transfer agent to deliver to you the certificates representing the Shares.

                  3. Representations, Warranties, and Agreements of the Company. To induce you to enter into this Agreement, the Company represents, warrants, and agrees as follows:

                         (a) Status and Authority of the Company. The Company is
a corporation duly organized, validly existing and in good standing under the laws of the state of Arizona and has the power to own its assets and properties and to carry on its business as it is now being conducted.

                         (b) Power of the  Company  to  Execute  Agreement.  The
Company has full power and authority to execute, deliver, and perform this Agreement, and this Agreement is the legal and binding obligation of Company and is enforceable against it in accordance with its terms.

                         (c)  Agreement  Not  in  Breach  of  Other   Agreements
Affecting the Company. The execution and delivery of this Agreement, the consummation of the transactions hereby contemplated, and the fulfillment of the terms hereof will not result in the breach of any term or provision of, or constitute a default under, or conflict with, or cause the acceleration of any obligation under, any agreement or other instrument of any description to which the Company is a part or by which the Company is bound, or any judgment, decree, order, or award of any court, governmental body, or arbitrator, or any applicable laws, rule or regulation.

                         (d) Status of Shares to be  Purchased.  When issued and
paid for, the Shares will be duly and validly authorized and issued, fully paid and non-assessable and authorized for trading on the Nasdaq National Market.

                  4. Buyer's Representations, Warranties, and Agreements. To induce the Company to enter into this Agreement, you represent, warrant, and agree as follows:
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Hasbro, Inc.
January 15, 1997
Page 2


                         (a) Power of the Buyer to Execute  Agreement.  You have
full power to execute, deliver, and perform this Agreement, and this Agreement is your legal and binding obligation and is enforceable against you in accordance with its terms.

                         (b) Agreement Not in Breach of Other  Instruments.  The
execution and delivery by you of this Agreement, the consummation of the transactions contemplated hereby, and the fulfillment of the terms hereof will not result in the breach of any term or provision of, or constitute a default under, or conflict with, or cause the acceleration of any obligation under, any agreement or other instrument of any description to which you are a party or by which you are bound, or any judgment, decree, order, or award of any court, governmental body, or arbitrator, or any applicable law, rule or regulation binding upon you.

                  5. Further Representations, Warranties, and Agreements of Buyer. You further represent, warrant, and agree as follows:

                         (a)  Ability  to  Bear  Risk;  Business  and  Financial
Knowledge and Experience. You can bear the economic risk of the purchase of the Shares, and you have sufficient knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of your purchase of the Shares.

                         (b) Knowledge  Respecting the Company.  You (i) know or
have had the opportunity to acquire all information concerning the business, affairs, financial condition, plans, and prospects of the Company that you deem relevant to make a fully informed decision respecting the purchase of the Shares, (ii) have been encouraged and have had the opportunity to rely upon the advice of your legal counsel and accountants and other advisers with respect to the purchase of the Shares; and (iii) have had the opportunity to ask such questions and receive such information and answers respecting, among other things, the business, affairs, financial condition, plans, and prospects of the Company and the terms and conditions of your purchase of the Shares as you have requested so as to more fully understand your investment. Without limiting the foregoing, you acknowledge that you have been provided with or have access to the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1996, the Company's Proxy Statement dated January 29, 1996, and the Company's 1995 Annual Report to Shareholders.

                         (c) No  Distribution.  You are acquiring the Shares for
your own account without a view to public distribution or resale, and you have no contract, undertaking, agreement, or arrangement to transfer, sell or otherwise dispose of any Shares or any interest therein to any other person except pursuant to the registration statement referred to in Section 6 below or any other applicable exemption under the Securities Act of 1933, as amended (the "1933 Act").

                         (d) Shares to be Restricted.  You  understand  that the
Shares will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and that the certificates evidencing the Shares will contain a legend to this effect.

                         (e) No  Registration.  You  understand  that the Shares
have not been registered under the 1933 Act, the Arizona Securities Act (the "Arizona Act"), or the securities laws of any other jurisdiction and must be held indefinitely without any transfer, sale, or other disposition unless the Shares are subsequently registered under the 1933 Act, the Arizona Act, and the securities laws of any other applicable jurisdictions or, in the opinion of counsel for the Company, registration is not required under such acts or laws as the result of an available exemption.

                  6. Other Agreements.

                         (a) Registration of the Shares.  Promptly following the
execution of this Agreement, we will file and use our best efforts to cause to become effective a registration statement under the 1933 Act
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Hasbro, Inc.
January 15, 1997
Page 3


covering the Shares for resale under the 1933 and all applicable state securities laws. We will use our best efforts to cause such registration statement to remain effective for three years after the date of this Agreement. In addition, we agree to

                                    (i)   Furnish   to  you   copies   of   such
registration statement and any amendments or supplements thereto and any prospectus forming a part thereof prior to filing, which documents will be subject to the review of your counsel (but not approval of such counsel, except with respect to any statement in the registration statement that relates to you).

                                    (ii)  Notify  you  promptly  after  we  have
received notice of the time when such registration statement has become effective or any supplement to any prospectus forming a part of such registration statement has been filed.

                                    (iii)  Prepare and file with the  Securities
and Exchange Commission (the "SEC"), and promptly notify you of the filing of, such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of the Shares covered by such registration statement.

                                    (iv)  Advise  you  promptly  after  we  have
received notice or obtained knowledge thereof of the issuance of any stop order by the SEC suspending the effectiveness of any such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use our best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                                    (v) Furnish to you such numbers of copies of
such registration statement, each amendment and supplement thereto, and the prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as you may reasonably request in order to facilitate the disposition of the Shares.

                                    (vi) Prepare and promptly file with the SEC,
and promptly notify you of the happening of any event requiring the filing and the filing of, any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Shares is required to be delivered under the 1933 Act, any event has occurred as the result of which any such prospectus must be amended in order that it does not make any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                                    (vii) In case you are  required to deliver a
prospectus at a time when the prospectus then in effect may no longer be used under the 1933 Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectus as may be necessary to permit compliance with the requirements of the 1933 Act.

                                    (viii) If any of our similar  securities are
then listed on any securities exchange or the NASDAQ National Market, we will cause the Shares covered by such registration statement to be listed on such exchange or the NASDAQ National Market.

                         (b)  Buyer's  Obligations.  It  shall  be  a  condition
precedent to our obligations to take any action pursuant to Subsection 6(a) of this Agreement that you shall:

                                    (i) Furnish to us such information regarding
yourself, the Shares, the intended method of sale or other disposition of such Shares, and such other information as may reasonably be required to effect the registration of the Shares.
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Hasbro, Inc.
January 15, 1997
Page 4



                                    (ii)   Notify   us,   at  any  time  when  a
prospectus relating to Shares covered by a registration statement is required to be delivered under the 1933 Act, of the happening of any event with respect to you as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                         (c) Expense of Registration.  We shall bear and pay all
expenses incurred in connection with registration, filings or qualifications pursuant to Section 6(a), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of listing on any exchange or the NASDAQ Stock Market, costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as you reasonably request, and fees and disbursements of our counsel.

                         (d)  Indemnification.  In  the  event  any  Shares  are
included in a registration statement under this Agreement:

                                    (i) We will indemnify and hold harmless you,
your officers and directors, any underwriter (as defined in the 1933 Act) for you and each person, if any, who controls you or such underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which such person or persons may become subject under the 1933 Act, the 1934 Act or any state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (y) any untrue statement or alleged untrue statement of a material fact contained in the registration statement contemplated hereby, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (z) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and we will reimburse you and each such officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by such person or persons in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6(d)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without our consent (which shall not be unreasonably withheld), nor shall we be liable in any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (A) a violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by you or such underwriter or controlling person, as the case may be, or (B) the failure of you or such underwriter, or controlling person, as the case may be, to deliver a copy of the registration statement or the prospectus, or any amendments or supplements thereto, after we have furnished such person with a sufficient number of copies of the same.

                                    (ii) You will  indemnify  and hold  harmless
us, each of our officers and directors, and each person, if any, who controls us within the meaning of the 1933 Act, any underwriter and any other holder selling securities in such registration statement or any of its directors or officers or any person who controls such holder, against any losses, claims, damages, or liabilities (joint or several) to which we or an such officer, director, controlling person, or underwriter or controlling person may become subject, under the 1933 Act, the 1934 Act or any state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon and in conformity with written information furnished by you expressly for use in connection with the registration statement; and you will reimburse any legal or other expenses reasonably incurred by us or any such officer, director, controlling person, underwriter or controlling person, other holder, officer, director or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6(d)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without your consent (not to be unreasonable withheld). Notwithstanding anything to the contrary herein contained,
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Hasbro, Inc.
January 15, 1997
Page 5


your indemnity obligation, shall be limited to the net proceeds received by you from the offering out of which the indemnity obligation arises.

                                    (iii)   Promptly   after   receipt   by   an
indemnified party under this Section 6(d) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 6(d), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 6(d), unless such failure actually and materially prejudices the ability of the indemnifying party to defend the action.

                                    (iv) The  indemnification  provided  by this
Section 6(d) shall be a continuing right to indemnification and shall survive the registration and sales of any of the Shares hereunder and the expiration or termination of this Agreement.

                         (e) Resale of the  Shares.  For a period of four months
after the date of this Agreement, which we believe will be a sufficient period to permit the registration statement referred to above to become effective, you will not resell, transfer, or otherwise dispose of any of the Shares. After the end of the four-month period, you will give us a right of first refusal to repurchase the Shares prior to any sale by you with the purchase price to be equal to the purchase price negotiated by you in the event of a negotiated transaction or the then market price thereof in the event of a sale in the public securities market. The right of first refusal shall be available for a period of two business days (ten business days if Section 6(f) is applicable) after notice by you of your desire to resell the Shares. Subject to the previous sentence, we will endeavor in good faith to respond as soon as possible to any notice from you with either a waiver or exercise of our right of first refusal hereunder.

                         (f) Price  Protection.  We will  reimburse  you for any
loss that you may incur as a result of the sale by you of any of the Shares at a price less that $14.50 per Share, plus interest at a rate equal to the prime rate of Wells Fargo Bank N.A. plus one percent from time to time in effect during the period from the date of payment for the Shares through the sale thereof during the one-year period commencing on the later of four months from the date of this Agreement and the effective date of the registration statement. To minimize any potential loss, however, you agree to resell the Shares only through a broker-dealer selected by us and reasonably acceptable to you to the extent you will request us to protect you against any such loss.

                  7. Further Assurances. You and the Company shall execute and deliver all such other instruments and take all such other action as either of us may reasonably request from time to time in order to effectuate the transactions provided for herein.

                  8. Miscellaneous.

                         (a) Binding Nature of Agreement;  No  Assignment.  This
Agreement shall be binding upon and inure to the benefit of you and the Company and the respective heirs, personal representatives, successors and assigns of you and the Company, except that neither you nor the Company may assign or transfer any rights or obligations under this Agreement without prior written consent of the other.

                         (b)  Entire  Agreement.  This  Agreement  contains  the
entire understanding between you and the Company with respect to the subject matter hereof and supersedes all prior and contemporaneous
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Hasbro, Inc.
January 15, 1997
Page 6


agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained.

                         (c) Paragraph Headings.  The paragraph headings in this
Agreement are for convenience only, they form no part of this Agreement and shall not affect its interpretation.

                  If the foregoing is satisfactory and you wish to acquire the Shares subject to the terms and conditions set forth herein, would you so indicate by signing and returning a signed copy of this letter to us.

                                         Very truly yours,

                                         ACTION PERFORMANCE COMPANIES, INC.



                                         By:___________________________________


ACCEPTED AND APPROVED:

HASBRO, INC.


By:_______________________________